U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported) November 6, 2002


                              AVATAR SYSTEMS, INC.
                              --------------------
             (Exact name of Registrant as Specified in its Charter)


           Texas                    000-32925                   75-2796037
(State or Other Jurisdiction     (Commission File            (IRS Employer
     of Incorporation)                Number)             Identification Number)



                5728 LBJ Freeway, Suite 270, Dallas, Texas 75240
          (Address of Principal Executive Offices, Including Zip Code)




                                 (972) 720-1800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On November 6, 2002, Avatar Systems, Inc. (the "Registrant") engaged Hein & Associates LLP as its independent accountants for the fiscal year ending December 31, 2002. Also on November 6, 2002, Grant Thornton LLP was dismissed as the Registrant's independent accountant.

         (b) The report of Grant Thornton LLP on the Registrant's financial statements for the fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion nor was it qualified as to audit scope or accounting principles.

         (c) The Registrant's Board of Directors made the decision to engage Hein & Associates LLP.

         (d) In connection with the prior audit for the fiscal year ended December 31, 2001, and from December 31, 2001 to November 6, 2002, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

         (e) The Registrant did not consult with Hein & Associates LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

             (f) The Registrant has requested that Grant Thornton LLP review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      EXHIBITS.


                  Exhibit Number                  Description of Exhibit
                  --------------                  ----------------------

                  Exhibit 16.1                    Letter from Grant Thornton LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AVATAR SYSTEMS, INC.



Dated:         November 12, 2002                   By: /s/ Robert C. Shreve, Jr.
                                                      --------------------------
                                                      Robert  C. Shreve, Jr.
                                                      President








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                                INDEX TO EXHIBITS


Exhibit Number                 Description of Exhibit
--------------                 ----------------------

    16.1                       Letter from Grant Thornton LLP

































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